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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 27, 1998
                Date of Report (Date of earliest event reported)


                             MSX INTERNATIONAL, INC.
                          (Exact name of registrant as
                            specified in its charter)

            DELAWARE                333-49821                   38-3323099
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)




                    275 REX BOULEVARD AUBURN HILLS, MICHIGAN
                    (Address of principal executive offices)

                                      48326
                                   (Zip Code)

                                 (248) 299-1000
              (Registrant's telephone number, including area code)






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ITEM 5. OTHER EVENTS

On October 27, 1998, MSX International, Inc. issued a press release announcing that it will acquire Lexstra International, Inc. and Lexus Temporaries, Inc., both of which will join MSX International's Business, Technology and Staffing Services Division. A copy of the press release is attached to this Form 8-K as
Exhibit 99.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     EXHIBITS

        99   Press Release issued by MSX International, Inc. on October 27,
             1998.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 28, 1998

MSX INTERNATIONAL, INC.


By      /s/Frederick K. Minturn
        -----------------------
        Frederick K. Minturn
        Executive Vice President and Chief Financial Officer

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                                 Exhibit Index
                                 -------------



Exhibit No.                   Description
-----------                   -----------
     99                       Press Release issued by
                              MSX International, Inc
                              on October 27, 1998.
